SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           STRATEGIC DIAGNOSTICS INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      paid previously. Identify the previous filing by registration number, or
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

                           STRATEGIC DIAGNOSTICS INC.

                               111 Pencader Drive
                             Newark, Delaware 19702

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 24, 2001

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Strategic Diagnostics Inc. (the "Company") will be held at the Christiana Hilton, 100 Continental Drive, Newark, Delaware 19713, on Tuesday, April 24, 2001 at 10:00 a.m. for the following purposes:

            1. To elect four Class I directors of the Company to serve for a two-year term until the 2003 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

            2. To approve an amendment to the Company's 2000 Stock Incentive Plan to increase the number of shares authorized for issuance from 2,500,000 to 3,200,000 (an increase of 700,000 shares).

            3. To consider and act upon any other matters which may properly be brought before the Meeting and at any adjournments or postponements thereof.

      Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

      The Board of Directors has fixed the close of business on March 12, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

      You are requested to fill in and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Meeting may vote in person, even if they have previously delivered a signed proxy.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             /s/ Martha C. Reider

                                             Martha C. Reider
                                             Secretary

Newark, Delaware
March 30, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           STRATEGIC DIAGNOSTICS INC.

                               111 Pencader Drive
                             Newark, Delaware 19702

                                -----------------

                                 PROXY STATEMENT

                                -----------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Strategic Diagnostics Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 24, 2001, and at any adjournments or postponements thereof (the "Meeting"). At the Meeting, stockholders will be asked to vote upon
(i) the election of four Class I directors of the Company, (ii) an amendment to the Company's 2000 Stock Incentive Plan (the "Plan Amendment") to increase the number of shares authorized for issuance from 2,500,000 to 3,200,000 (an increase of 700,000 shares) and (iii) any other matters properly brought before them.

      This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about March 30, 2001. The Board has fixed the close of business on March 12, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only stockholders of record of the Company's Common Stock (the "Stock") at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 16,706,530 shares of Stock outstanding and entitled to vote at the Meeting. Holders of the Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

      The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of the Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. The affirmative vote of the holders of a plurality of the shares of the Stock present or represented at the Meeting is required for the election of Class I directors and thus, abstentions and broker non-votes have no effect on the outcome of the election of directors. The proposal to amend the Company's 2000 Stock Incentive Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions will have the effect of a vote "against" this matter.

      Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the four nominees for Class I directors of the Company named in this Proxy Statement and FOR the approval of the Plan Amendment. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

      A stockholder of record as of the Record Date may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Meeting. Any stockholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Meeting alone will not constitute revocation of a previously given proxy.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table presents, as of March 12, 2001, information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Stock, (ii) each director and director nominee, (iii) each of the named executive officers appearing in the Summary Compensation Table under "Executive Compensation" below, and (iv) all directors and executive officers of the Company as a group, based on representations of executive officers and directors of the Company and filings received by the Company on
Schedule 13D or 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of such date, the Company had 16,706,530 shares of Stock issued and outstanding. The number of shares and the percentage beneficially owned by the persons or entities named in the table and by all executive officers and directors as a group is presented in accordance with Rule 13d-3 of the Exchange Act and includes, in addition to shares issued and outstanding, unissued shares which are subject to issuance upon exercise of options or warrants within 60 days of March 12, 2001. The address of the individual beneficial owners is in care of the Company at its address listed on the first page of this Proxy Statement unless otherwise noted.

                                                                     Percent of
                                              No of Shares             Shares
Name and Address of Beneficial Owner      Benefically Owned (1)      Outstanding
------------------------------------      ---------------------      -----------
Zesiger Capital Group LLC
  320 Park Avenue
  New York, New York 10022 ...............    2,707,500 (2)              16.2%

Palo Alto Investors, Inc.
  470 University Avenue
  Palo Alto, California 94301 ............      986,100 (3)               5.9%

PE Corporation (NY)
  761 Main Avenue
  Norwalk, Connecticut 06859 .............      876,224 (4)               5.2%

Grover C. Wrenn ..........................      454,000 (5)               2.7%

Richard C. Birkmeyer .....................    1,961,245 (6)              11.7%

Morton Collins ...........................      351,924                   2.1%

Richard J. Defieux .......................       45,000 (7)                *

Robert E. Finnigan .......................       50,600 (8)                *

Stephen O. Jaeger ........................       51,200 (9)                *

Kathleen E. Lamb .........................       48,000 (9)                *

Arthur A. Koch, Jr. ......................      201,000 (10)              1.2%

Martha C. Reider .........................      576,470 (11)              3.4%

James W. Stave ...........................      183,907 (7)               1.1%

All Officers and Directors
as a group (10 persons) ..................    3,923,346 (12)             22.2%

----------
*     Represents less than 1%.
(1) Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the securities shown to be owned by such stockholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.
(2) Ownership of these shares was reported to the Company on Schedule 13G dated February 12, 2001.
(3) Ownership of these shares was reported to the Company on Schedule 13G dated February 8, 2001.

(4) Ownership of these shares was reported to the Company on Schedule 13D dated June 30, 2000. PE Corporation (NY), formerly known as The Perkin-Elmer Corporation, is a wholly-owned subsidiary of Applera Corporation.
(5)   Includes 250,000 shares underlying exercisable options.
(6)   Includes 115,000 shares underlying exercisable options.
(7)   Consists of shares underlying exercisable options.
(8) Consists of 45,000 shares subject to exercisable options and 5,600 shares owned jointly with Dr. Finnigan's wife.
(9)   Includes 45,000 shares underlying exercisable options.
(10)  Includes 200,000 shares underlying exercisable options.
(11)  Includes 65,362 shares underlying exercisable options.
(12) Includes 1,065,269 shares subject to exercisable options and 5,600 shares owned jointly by Dr. Finnigan and his wife.

                                   PROPOSAL 1
                        ELECTION OF A CLASS OF DIRECTORS

      The Company is the entity resulting from the merger (the "Merger") of EnSys Environmental Products, Inc. ("EnSys"), and Strategic Diagnostics Inc., a privately held company ("SDI"), which occurred on December 30, 1996 pursuant to an Agreement and Plan of Merger between such parties (the "Merger Agreement"). EnSys was the surviving entity and changed its name to Strategic Diagnostics Inc. The Company's Fourth Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), which was effective concurrently with the consummation of the Merger on December 30, 1996, provides that the Board will consist of up to seven members. The Board is divided into two classes of directors with each director serving a two-year term. Each year only one class of directors is subject to a stockholder vote. Four Class I directors will be elected each to a two-year term at the Meeting. The members of Class I are Grover C. Wrenn, Richard C. Birkmeyer, Kathleen E. Lamb and Morton Collins; and the members of Class II are Richard J. Defieux, Robert E. Finnigan and Stephen
O. Jaeger. The Class II members of the Board are not standing for election and their terms expire in 2002. Grover C. Wrenn, Richard C. Birkmeyer, Kathleen E. Lamb and Morton Collins are the Class I nominees for election to the Board at the Meeting. Such nominees if elected, will hold office until the annual meeting in 2003 and until their successor is duly elected and qualified. The affirmative votes of a plurality of the shares of the Stock present or represented at the Meeting and entitled to vote is required for the election of the Class I Directors. Unless otherwise instructed, the persons named in the accompanying proxy will vote "FOR" the election of Grover C. Wrenn, Richard C. Birkmeyer, Kathleen E. Lamb and Morton Collins as Class I Directors. The following table sets forth the name, age and principal occupation of each director, including the nominees, and the year in which he or she became a director.

                                                                        Director
Name And Principal Occupation                                   Age      Since
-----------------------------                                   ---     --------

Grover C. Wrenn (1) .......................................     58        1992
Chairman of the Board SDI

Richard C. Birkmeyer (1) ..................................     47        1996
President and Chief Executive Officer of the Company

Richard J. Defieux ........................................     49        1996

Robert E. Finnigan, Ph.D. .................................     73        1990

Kathleen E. Lamb (1) ......................................     55        1996

Stephen O. Jaeger .........................................     56        1996

Morton Collins (2) ........................................     65         --

----------
(1)   A nominee for election to the Board of Directors.
(2)   Mr. Collins is a new nominee to the Board of Directors.

                             BACKGROUND OF DIRECTORS

      Grover C. Wrenn has served as Chairman of the Board since December 1996. Mr. Wrenn has served as a director and the President and Chief Operating Officer of Safety-Kleen Corp., a publicly held provider of hazardous and industrial waste management services to industry and government since March 2000 to the present. Prior thereto, Mr. Wrenn served as Chairman of AccentHealth Inc., a privately held communications and marketing firm, from October 1999 and President and Chief Executive Officer from November 1996. Prior thereto, Mr. Wrenn served as President and Chief Executive Officer of EnSys from April 1995. Prior to being appointed its President and CEO, Mr. Wrenn had served as a director of EnSys since 1992. From 1993 until February 1995,

Mr. Wrenn served as President, Chief Executive Officer and a director of Applied Bioscience International, Inc. Mr. Wrenn also serves as a Trustee of Eckerd College.

      Richard C. Birkmeyer co-founded SDI in 1990 and served as its President and Chief Executive Officer and as a director since inception. On December 30, 1996, Mr. Birkmeyer was appointed a director of the Company and became its President and Chief Executive Officer. Prior to founding SDI, Mr. Birkmeyer was employed by E.I. duPont de Nemours from 1983 to 1990, where he had most recently served as a product manager. Mr. Birkmeyer received a Ph.D. in Biochemistry/Immunology from the State University of New York at Binghamton and his B.S. in Biology from the State University of New York at Plattsburgh. In addition, Mr. Birkmeyer completed post-doctoral research in immunogenetics at Iowa State University.

      Richard J. Defieux served as a director of SDI since 1993 and was appointed as a director of the Company on December 30, 1996. Since 1990, Mr. Defieux has been a general partner of Edison Partners II, L.P., which is the general partner of Edison Venture Fund II, L.P., and Edison Venture Fund II-PA, L.P., and since 1994, a general partner of Edison Partners III, L.P., which is the general partner of Edison Venture Fund III, L.P. Mr. Defieux is also a general partner of Allegra Capital Partners IV L.P. Prior to joining Edison in 1987, Mr. Defieux was a General Partner of Princeton/Montrose Partners, a venture capital firm. Mr. Defieux received his B.A. and M.A. degrees in Geology from Boston University and his M.B.A. from Columbia University.

      Robert E. Finnigan, Ph.D. was a co-founder of Finnigan Corp., a manufacturer of analytical instruments, and held various senior executive roles in Finnigan and served as director of the company for 23 years until it was acquired by Thermo Instrument Systems, Inc. in 1990. He is currently a director of Informed Diagnostics, Inc., a privately held company serving the medical diagnostics field and served as an advisor to Chase H&Q's Environmental Technology Fund from 1989 through 2000. He has served as director of Strategic Diagnostics, Inc. (SDI) since 1996 and was a director of EnSys Environmental Products, Inc. from 1990 until it merged with SDI in 1996.

      Stephen O. Jaeger served as a director of SDI since August 1996 and was appointed a director of the Company on December 30, 1996. Mr. Jaeger has served as Chairman of the Board of eBT International, Inc. (formerly known as Inso Corporation), a firm providing computer software since March 1999. Mr. Jaeger served as Chief Executive Officer of eBT International, Inc., from March 1999 through April 2000. He had been Executive Vice President, Chief Operating Officer and a Director of PharmaCom Group Inc., from February 1999 to December 1999, and remains a Director of PharmaCom Group Inc. From December 1997 through October 1998, he was the Executive Vice President and Chief Financial Officer of Clinical Communications Group Inc., a privately held provider of outsourced educational marketing services to the pharmaceutical industry. Prior thereto Mr. Jaeger had been Vice President and Chief Financial Officer of PE Corporation
(NY) (formerly known as The Perkin-Elmer Corporation) since 1995, and since 1996 had also been its Treasurer. He received his B.A. in Psychology from Fairfield University and his M.B.A. from Rutgers University. Mr. Jaeger is also a Certified Public Accountant.

      Kathleen E. Lamb served as a director of SDI since 1996 and was appointed as a director of the Company on December 30, 1996. Since 1991, Ms. Lamb has been Vice President of Finance of EM Science, Inc. and, from May 1996 through 1997, served as General Manager of OEM Marketing for EM Science, Inc., a division of EM Industries, Inc., which is an affiliate of Merck KGaA, Darmstadt, Germany. Prior to joining EM Science, Inc., Ms. Lamb was the Vice President of Finance for EM Diagnostics Systems. She is also a member of the Board of Directors of M.E. Gordon & Associates and has taught finance courses at Rowan College in New Jersey. Ms. Lamb received her B.S. in Accounting and M.B.A from Drexel University.

      Morton Collins is a new nominee to the Board of Directors. Since July 1997, he has served as a Special Limited Partner of Cardinal Partners, the successor to the DSV series of partnerships. From July 1968 through July 1997, Mr. Collins was the founder and Chief Executive Officer or Managing Partner of Data Science Ventures, Inc. (DSV I), DSV Associates, formed in 1974 (DSV II), DSV Partners III, formed in 1981 (DSV III), and DSV Partners IV, formed in 1985 (DSV IV). These organizations provide venture capital and management assistance to early-stage high-technology companies. Mr. Collins serves as a Director of Kopin Corporation (NASDAQ). Mr. Collins' public service has included Chairman of President Reagan's Task Force on Innovation and Entrepreneurship and a technology policy advisor to President George H. W. Bush. Mr. Collins also holds several academic advisory positions including Chairman of the Advisory Council to the Chemical Engineering

Department at the University of Delaware and a member of the Leadership Council of the College of Engineering and Applied Sciences at Princeton University. Additionally, he is a former President, Director and Chairman of the National Venture Capital Association. Mr. Collins received his B.S. in Engineering from the University of Delaware, and his Master of Arts and Doctorate degrees in Engineering from Princeton University.

Compensation of Directors

      Directors are entitled to receive compensation for their services as determined by a majority of the Board. However, directors that are employees, and who receive compensation for their services as such, are not entitled to receive any compensation for their services as a director of the Company. Board members are entitled to reimbursement for travel related expenses incurred in attending meetings of the Board and its committees. No director has received compensation for serving as a director in the past year.

      Commencing in April 2001, directors will receive compensation as follows:
$2,000 for each meeting attended, whether in person or otherwise; and annual stock option grants to purchase 8,000 shares at an exercise price equal to 100% of the fair market value at the date of the grant.

Meetings of the Board of Directors and Committees

      The board of directors of the Company held five meetings during the fiscal year ended December 31, 2000. Each of the directors attended at least 80% of the aggregate of the total number of meetings of the board of directors of the Company and of the committees of which he or she was a member which were held during the period he or she was a director or committee member. The Audit Committee of the Company's board of directors held four meetings in 2000. The members of the Audit Committee in 2000 were Mr. Jaeger, Ms. Lamb and Mr. Smith (Mr. Smith is a Class I director who is not standing for reelection). In 2001, Morton Collins will be joining the Audit Committee. The Audit Committee reviews the selection of outside accountants, reviews the results and scope of the annual audit and the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the accounting systems and controls. See the "Report of the Audit Committee" on page 15. The Compensation Committee of the Company's board of directors met once in 2000. The members of the Compensation Committee were Mr. Wrenn, Mr. Defieux and Dr. Finnigan. The Compensation Committee reviews and approves salaries for all corporate officers, reviews and approves all incentive and special compensation plans and programs, including stock options and related longer term incentive compensation programs, reviews and approves management succession planning, conducts special competitive studies, retains compensation consultants as necessary and appropriate, and recommends appropriate programs and action on any of the above matters to the Board. See the "Report of the Compensation Committee" on page 12. The Board will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely, in accordance with, and accompanied by the information required by, the Company's By-Laws. The Company does not have a nominating committee.

Compensation Committee Interlocks and Insider Participation

      Mr. Wrenn, a member of the Compensation Committee, was formerly President and Chief Executive Officer of EnSys, a predecessor to the Company, from April 1995 to November 1996.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). The Company has a program to assist its officers and directors in complying with the filing requirements of Section 16(a). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company and other information gathered by the Company, the Company believes that during the preceding year the executive officers and directors then subject to Section 16(a) complied with all Section 16(a) filing requirements.

                                   PROPOSAL 2
                   AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN

      The Board of Directors believes that attracting, motivating and retaining key personnel of the Company is essential to the Company's growth and success; and that important advantages to the Company are gained by a comprehensive compensation program that includes different types of incentives for motivating key personnel of the Company and provides rewards for outstanding service. The Board also believes that options are important in attracting and retaining qualified individuals to serve on the Board of Directors. As of February 14, 2001, the Company had granted options to purchase 2,264,361 shares, or 90.6%, of the 2,500,000 shares of Common Stock currently reserved for issuance under the 2000 Stock Incentive Plan. On March 16, 2001, the Board adopted, subject to stockholder approval, an amendment to the 2000 Stock Incentive Plan, which increases the total number of shares of Common Stock authorized for issuance under the option plan by 700,000 from 2,500,000 to 3,200,000.

      In unanimously recommending the approval of this increase to the Board, the Compensation Committee of the Board reviewed its projected impact on the Company and its stockholders. Among other things, the Compensation Committee considered that additional option shares would be needed for the retention of present employees and the future recruitment of suitable management and scientific talent.

      The Board believes that its growth and long-term success depend in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved, in part, through the grant of stock options. The 2000 Stock Incentive Plan has been effective in retaining and motivating key employees and attracting and retaining experienced and qualified individuals to work for the Company. The Board also believes that stock options will play an important role in the Company's success by encouraging and enabling the directors, officers and other employees of the Company -- upon whose judgment, initiative and efforts the Company depends -- to acquire a proprietary interest in SDI's long-term performance. The Company anticipates that providing these persons with a direct stake in the Company will ensure a closer identification of the interests of the participants in the plan with those of the Company, thereby stimulating the efforts of these participants to promote the future success of and strengthen their desire to remain with the Company. The Company believes that the proposed increase in the number of shares issuable under the option plan will help the Company accomplish these goals and will keep the Company's equity incentive compensation in line with that of other companies comparable to the Company. See the "Report of the Compensation Committee."

      The 2000 Stock Incentive Plan provides for the issuance of stock options, stock awards and performance share awards. The Board or the Compensation Committee has the authority to select recipients of awards, who may be officers, employees, directors, consultants or advisors of the Company. Presently the Company has approximately 200 employees (including officers) and seven directors. The 2000 Stock Incentive Plan provides for the issuance of Incentive Stock Options, for which the exercise price must be equal to the fair market value of the underlying shares on the date the option is granted, or non-statutory (or "nonqualified") stock options, for which the exercise price, as determined by the Board, may not be less than 25% of fair market value on the date the options are granted. However, if Incentive Stock Options are granted to persons owning more than 10% of our Stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years. Options are subject to such limitations and conditions on exercise as the Board determines, including the time and manner in which options are exercisable. In the case of a merger or consolidation with another corporation, the Board may (but is not required to) provide for the substitution of options in such other corporation's shares as a replacement for options granted under the 2000 Stock Incentive Plan. As a general matter, options terminate three months following termination of employment or other relationship with the Company (unless the Board provides otherwise) or on the expiration of the stated term of the option, if earlier. Options terminate at other times in the case of the optionee's death, disability or termination for cause.

      The 2000 Stock Incentive Plan also provides for the outright grant of Stock to an eligible individual at no cost to that individual. Shares may be awarded subject to such conditions and limitations as the Board may determine or may be issued without restriction. The plan also provides for the issuance of Performance Share Awards, which entitle the recipients to acquire shares of Stock upon the attainment of specified performance goals. Performance

Share Awards may be made independent of the granting of any other awards under the plan. The Board sets performance goals applicable to each award, which may vary among participants.

      Prior to the date of this proxy statement, option grants have been made under the 2000 Stock Incentive Plan to the following persons and groups (with the underlying share amounts immediately following each person or group):
Richard C. Birkmeyer (160,000); Arthur A. Koch, Jr. (275,000); Martha C. Reider (95,362), James W. Stave (233,907); all current executive officers as a group (1,125,930); all current directors who are not executive officers as a group (225,000); all other employees as a group (298,710). All of our employees (currently approximately 200 in number), including all of our executive officers (four in number, including one of whom is also a director), as well as our non-employee directors, are eligible to receive options under the 2000 Stock Incentive Plan. As of March 12, 2001, the market value of a share of Stock of the Company was $2.875.

      Upon the approval of Proposal 2, the Company anticipates making additional annual grants of options to purchase 8,000 shares to each non-employee director, at an exercise price equal to 100% of the fair market value at the date of grant, commencing in April 2001. Such grants will be one-third vested on the date of grant, with an additional one-third vesting at each of the first and second anniversary of the date of grant.

      In addition, the Company has agreed to issue a grant of stock options to purchase 20,000 shares to Mr. Collins upon his election to the Board of Directors. Such options will vest in three equal increments over a three-year period, beginning on the first anniversary of the date of grant.

      With respect to incentive stock options, generally, the participant will recognize no taxable gain or loss when the incentive stock option is granted or exercised. Upon exercise, the excess, if any, of the fair market value over the exercise price will be an item of adjustment for purposes of the participant's alternative minimum tax.

      With respect to non-qualified option awards under the 2000 Stock Incentive Plan, participants will recognize no taxable income at the time of grant. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The participant will recognize as a capital gain or loss any profit or loss realized on the sale or exchange of any share disposed of or sold. The Company will be entitled to deduct an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

      If the shares acquired upon the exercise of an incentive stock option are held for two years after the date of grant and one year from the date the shares are transferred following the exercise of the incentive stock option, then the participant will recognize any gain or loss realized upon a sale of the shares as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the holding periods, the participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of Stock on the date the option is exercised, or the amount of gain recognized on the sale if less. The Company will be entitled to a deduction equal to the amount of any ordinary income so recognized. If the shares are not held for the holding periods and the amount realized upon sale is less than the grant price, such difference will be a capital loss to the participant.

      The Board has the right to amend, modify or terminate the 2000 Stock Incentive Plan at any time without notice, provided that no participant's then existing rights are adversely affected without his or her consent, and provided further, that upon any amendment of the plan, stockholder approval will be obtained if required by law. The above description is a partial summary of material provisions of the 2000 Stock Incentive Plan, including the amendment to the plan adopted by the Board on February 23, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL TO APPROVE THE AMENDMENT OF THE 2000 STOCK INCENTIVE PLAN. If no instructions are given on a properly executed and returned proxy, the shares of Stock represented thereby will be voted IN FAVOR OF the adoption of the amendment of the 2000 Stock Incentive Plan.

                             EXECUTIVE COMPENSATION

      Summary Compensation Table. The following table sets forth certain compensation information for each of the last three fiscal years with respect to
(i) the Company's Chief Executive Officer and (ii) each of the Company's three other most highly compensated officers based on salary and bonus paid during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term     All Other
                                              Annual Compensation        Compensation   Compensation
                                       ------------------------------    ------------   -------------
                                                                          Securities
                                                                          Underlying
                                                   Salary      Bonus       Options        Amount
Name and Principal Position               Year      ($)         ($)          (#)            ($)
---------------------------               ----     ------      -----      -----------   -------------
Richard C. Birkmeyer(1) ...............   2000    200,030      22,245        60,000       10,650
  President and CEO                       1999    186,750      30,000            --       10,400
                                          1998    174,333          --            --       10,150

Arthur A. Koch, Jr.(2) ................   2000    182,426      20,088            --       10,400
  Chief Operating Officer                 1999    169,683      34,070       100,000       10,400
                                          1998    158,886          --       100,000        7,820

Martha C. Reider(3) ...................   2000    126,238      19,280        40,000        9,187
  Vice President,                         1999    112,937      13,770            --        8,788
  Antibodies and Human Resources          1998    107,601          --        40,000        8,636

James W. Stave Ph.D.(4) ...............   2000    133,572      17,893            --        9,400
  Vice President,                         1999    123,208      19,235       100,000        9,080
  Research and Development                1998    109,001          --        40,000        8,686

----------
(1) Mr. Birkmeyer's employment as President and Chief Executive Officer of the Company commenced on December 30, 1996. All other compensation consists of $5,250 in Company contributions to Mr. Birkmeyer's 401(k) account and $5,400 for an automobile allowance.
(2) Mr. Koch's employment commenced April 14, 1997. All other compensation consists of $5,000 in Company contributions to Mr. Koch's 401(k) account and $5,400 for an automobile allowance.
(3) Ms. Reider's employment with the Company commenced on December 30, 1996. All other compensation consists of $3,787 in Company contributions to Ms. Reider's 401(k) account and $5,400 for an automobile allowance.
(4) Dr. Stave's employment with the Company commenced on December 30, 1996. All other compensation consists of $4,000 in Company contributions to Dr. Stave's 401(k) account and $5,400 for an automobile allowance.

      Option Grants and Exercises in Fiscal Year 2000. The following tables summarize option grants and exercises during 2000 to or by the officers named in the Summary Compensation Table. In accordance with SEC rules, also shown are the hypothetical gains or "option spreads," on a pre-tax basis, that would exist for the respective options. These gains are based on assumed rate of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term. The results of these calculations are based on rates set forth by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the price of our common stock.

                        OPTION GRANTS IN FISCAL YEAR 2000

                                                                                             Potential Realizable Value
                                              Individual Grants Under the Company's            at Assumed Annual Rates
                                                    2000 Stock Incentive Plan                of Stock Price Appreciation
                                  -------------------------------------------------------   ----------------------------
                                                   Percent
                                    Number of     of Total
                                   Securities      Options
                                   Underlying    Granted to         Exercise                 5% for            10% for
                                    Options       Employees           Price    Expiration    Option            Option
Name                                Granted    in Fiscal Year(%)    per Share     Date       Term($)           Term($)
----                              -----------  -----------------   ----------  ----------    -------           -------
Richard C. Birkmeyer ..........    60,000(1)        21.6%            $7.631      2/25/10     265,061           683,947
Martha C. Reider ..............    40,000(1)        14.4%            $6.938      2/25/10     160,643           414,514

----------
(1) Options were granted February 25, 2000 and will become exercisable at a rate of 25% on January 1, 2001 and 25% annually on each January 1 thereafter.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000
                        AND FISCAL YEAR-END OPTION VALUES

                                                                Number of Unexercised           Value of Unexercised
                                                                  Options at Fiscal             In-the-Money Options
                                   Shares                             Year-End(#)             at Fiscal Year-End($)(1)
                                 Acquired on    Value        ---------------------------    ---------------------------
Name                             Exercise(#)  Realized($)    Exercisable   Unexercisable    Exercisable   Unexercisable
----                             -----------  -----------    -----------   -------------    -----------   -------------
Grover C. Wrenn ...............         --           --         250,000            --           31,250             --
Richard C. Birkmeyer ..........         --           --         115,000        45,000           31,250             --
Arthur A. Koch, Jr. ...........         --           --         200,000        75,000           32,813             --
Martha C. Reider ..............         --           --          65,362        30,000           24,221             --
James W. Stave ................      6,000       25,488         183,907        50,000          183,118             --

----------
(1) Value is calculated based on the difference between the option exercise price and the market price of the Stock on December 31, 2000 ($2.3125), multiplied by the number of shares to which the option relates.

Executive Employment Agreements

      The Company maintains an employment agreement dated as of December 30, 1996 with Mr. Birkmeyer, which provides for compensation at an annual rate of $164,000 with annual increases of not less than 5% of the then current salary as determined by the Compensation Committee. Additionally, Mr. Birkmeyer is entitled to an annual bonus as determined by the Compensation Committee not to exceed 75% of his then current salary. This agreement also granted Mr. Birkmeyer an option to purchase 100,000 shares of the Company's Stock, which option became exercisable at a rate of 25% immediately and 25% annually thereafter on the three successive option grant date anniversaries. Such option vests immediately upon a change of control of the Company (as defined in Section 12 of the Company's 2000 Stock Incentive Plan). This agreement was for an initial one-year term and is automatically extended for subsequent one-year terms unless otherwise terminated by Mr. Birkmeyer or the Board by giving not less than 60 days written notice. Mr. Birkmeyer will be entitled to receive salary and benefits then in effect for one year after termination of the agreement by Mr. Birkmeyer for good reason (as defined in the agreement) or by the Company without cause.

                      REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors is comprised of three directors. Mr. Grover Wrenn serves as Chairman of the Compensation Committee. The Compensation Committee determines the compensation for the Chief Executive Officer and reviews the recommendations of the Chief Executive Officer and approves salaries for all other corporate officers, reviews and approves all incentive and special compensation plans and programs, including stock options and related longer term incentive compensation programs, reviews and approves management succession planning, conducts special competitive studies, retains compensation consultants as necessary and appropriate, and recommends appropriate programs and action on any of the above matters to the Board.

Compensation Philosophy

      The Company approaches compensation for all its employees, including senior management, with a consistent philosophy. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

      The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers whose contributions are critical to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

      o     The Company pays competitively.

                  The Company is committed to maintaining a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other comparable companies and sets its pay parameters based on this review.

      o     The Company pays for sustained performance.

                  Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, cash flow, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress against set objectives.

      o     The Company strives for fairness in the administration of pay.

                  The Company strives to compensate a particular individual equitably compared to other executives at similar levels both inside the Company and at comparable companies.

      o The Company strives to provide incentives designed to maximize stockholder value.

                  The Company is committed to the use of stock options as a significant component of total compensation in order to appropriately align management's compensation with stockholder's interests.

Compensation Vehicles

      The Company uses a total compensation program that consists of cash (salary and bonus) and equity-based compensation. Having a compensation program that allows the Company to attract and retain key employees permits it to provide useful products and services to customers, enhance stockholder value, motivate technological innovation, foster teamwork, and adequately reward employees. The vehicles are:

Cash-based Compensation

      Salary

      The Company establishes salary ranges for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market against that individual's overall performance, which is measured against his or her individual responsibilities and strategic objectives for the year.

      In both setting goals and measuring all executive officers' performance against those goals, the Company takes into account the performance of its competitors and general economic and market conditions. None of the factors included in the Company's strategic and business goals are assigned a specific weight. Instead, the Company recognizes that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions.

      Bonus

      The Company pays bonuses based upon (a) the Company's financial performance, measured against established corporate performance for net sales and profitability and (b) on the Compensation Committee's subjective determination of the executive officer's individual performance goals, measured against individual management goals established for each executive.

Equity-based Compensation

      Stock Incentive Program

      The purpose of this program is to provide additional incentives to senior management to work to maximize stockholder value. The Company also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its senior managers. The program utilizes vesting periods to encourage such employees to continue in the employ of the Company and thereby acts as a retention device for its senior managers. The Company believes that the program encourages senior managers to maintain a long-term perspective. In determining the size of an option award for an executive officer, the Compensation Committee reviews such individual's performance against the criteria described above and considers the number of outstanding unvested options which the officer holds and the size of previous option awards to that individual. The Compensation Committee does not assign specific weights to these items.

Corporate Tax Deduction on Compensation in Excess of $1 Million a Year

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's Chief Executive Officer or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company's current policy is to structure the performance-based portion of compensation of its executive officers in a manner that complies with this provision.

Chief Executive Officer Compensation

      Richard C. Birkmeyer has been President and Chief Executive Officer of the Company since December 30, 1996. The Compensation Committee used the same compensation policy described above for all employees to determine Mr. Birkmeyer's fiscal 2000 compensation.

      In setting both the cash-based and equity-based elements of Mr. Birkmeyer's compensation, the Compensation Committee made an overall assessment of Mr. Birkmeyer's leadership in achieving the Company's long-term strategic and business goals. The Compensation Committee assessed the importance of Mr. Birkmeyer to the continued growth and development of the Company, his increased responsibility as a result of several recent acquisitions, his expertise in the industry, his management skills and ability to implement the Company's strategic plans, his ability to effectively respond to changes in the Company's markets, his efforts to assemble a highly qualified executive management team for the Company and the achievement of various strategic milestones. The Compensation Committee does not assign specific weights to these categories.

      Base Salary

      Mr. Birkmeyer's base salary for 2000 pursuant to his employment agreement dated December 30, 1996 was $202,230, which reflects a consideration of competitive forces. Pursuant to such agreement, Mr. Birkmeyer is entitled to annual increases of not less than 5% of his then current salary as determined by the Committee. Based on its evaluation of the factors listed, the Compensation Committee increased Mr. Birkmeyer's base salary by 6.8% to $216,000 for fiscal year 2001.

      Bonus

      Pursuant to his employment agreement, Mr. Birkmeyer is entitled to an annual bonus as determined by the Committee, not to exceed 75% of his then current salary.

      The Compensation Committee follows the same policy described above for other executive officers to determine Mr. Birkmeyer's bonus. Based on the Committee's evaluation of the established corporate performance goals for net sales and profitability and individual performance, the Compensation Committee granted Mr. Birkmeyer a cash bonus of $22,245 for 2000.

      Stock Options

      The Compensation Committee follows the same policy described above for other executive officers, to determine Mr. Birkmeyer's stock incentive awards. Stock options are granted to encourage and facilitate stock ownership by the executive officers and thus strengthen both their personal commitments to the Company and a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation directly links the officers' interest with those of the Company's other stockholders.

      Based on its evaluation of the factors listed above, the Compensation Committee did not grant Mr. Birkmeyer any additional options for 2000.

                                                     COMPENSATION COMMITTEE


                                                     Richard J. Defieux
                                                     Robert E. Finnigan
                                                     Grover C. Wrenn

                          REPORT OF THE AUDIT COMMITTEE

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of Nasdaq. The Audit Committee operates pursuant to a Charter that was adopted by the Board on June 21, 2000, a copy of which is attached to this Proxy Statement as Appendix
A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      The Audit Committee reviews the selection of outside accountants, reviews the results and scope of the annual audit, quarterly reviews and the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the accounting systems and controls.

      In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                             SUBMITTED BY THE AUDIT COMMITTEE
                                             OF THE COMPANY'S BOARD OF DIRECTORS


                                             Stephen O. Jaeger
                                             Kathleen E. Lamb
                                             Curtis Lee Smith, Jr.

                                  OTHER MATTERS

Independent Auditors

      The accounting firm of KPMG LLP has served as the Company's independent auditors since September 1998. A representative of KPMG LLP will be present at the Meeting, and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      Fees billed to the Company by KPMG LLP during Fiscal 2000:

      Audit fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $84,000.

      Financial Information Systems Design and Implementation Fees:

      The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

      All Other Fees:

      Fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $26,500.

Stockholder Proposals

      The proxy rules of the SEC permit stockholders, after timely notice to issuers, to present proposals for stockholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by issuer action in accordance with the proxy rules. Under applicable SEC rules, such proposals must be received by the Company no later than December 1, 2001 to be considered for inclusion in the Company's proxy materials relating to the 2002 Annual Meeting.

General

      The Board knows of no matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives, discretionary to the proxyholders, authority in the event any additional matters should be properly presented.

      The Company's 2000 Annual Report, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement. The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement, upon written request from such stockholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 which was filed with the SEC. Requests for such report should be directed to Strategic Diagnostics Inc., 111 Pencader Drive, Newark, Delaware 19702, Attention: Arthur A. Koch, Jr., Chief Operating Officer.

      The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement. The entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. Additionally, the Company will request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupation and security holdings of the directors and officers of the Company is based upon information received from the individual directors and officers.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.

                                         STRATEGIC DIAGNOSTICS INC.
                                         Newark, Delaware
                                         March 30, 2001

                                   APPENDIX A

                           STRATEGIC DIAGNOSTICS INC.
                             AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee (the "Committee") of Strategic Diagnostics Inc. (the "Company") shall assist the Board of Directors (the "Board") in undertaking and fulfilling its responsibilities for timely and accurate financial reporting to the public in compliance with Securities and Exchange Commission (the "SEC") and any other regulatory requirements; shall provide support for management's efforts to enhance the quality of the Company's internal control structure; and shall work to provide effective communication between the Board and the Company's independent public accountants.

Composition and Term

      The Committee shall be comprised of three or more independent Directors as determined by the Board. Independent Directors shall possess the requisite knowledge and experience to fulfill their duties.

      The members of the Committee shall be appointed for a one year term by the Board at its annual meeting. The Board has designated Mr. Jaeger as the Chairman of the Committee.

Relationship with Independent Accountants

      The Company's independent public accountants shall be accountable to the Board and the Committee, and the Board and Committee shall have ultimate authority to select, evaluate and replace the Company's independent public accountants.

Meetings

      The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than three times a year. The Committee shall report to the Board at the first board meeting following each such audit Committee meeting.

      The Company's independent public accountants shall attend at least two of the Committee's meetings each year. The Committee may request members of management or others to attend meetings and to provide pertinent information as necessary. The Committee shall provide management and the independent public accountants with appropriate opportunities to meet privately with the Committee.

Duties and Responsibilities

      The duties of the Committee shall include the following:

            o     Make recommendations to the Board as to:

                  -- The selection of independent public accountants to examine the books and accounts of the Company for each fiscal year, including a review of the independence of the independent public accountants;

                  -- The proposed scope of services for the independent public accountants for each fiscal year, including a review of the independent public accountant's risk assessment process in establishing the scope of the examination, proposed fees, and the reports to be rendered; and

                  -- The advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax, or other matters.

            o Review the results of the quarterly reviews and year-end audit of the Company, including:

                  -- The Annual Report on Form 10-K, the management recommendation letter on accounting procedures and controls prepared by the independent public accountants, and any other reports and management's responses concerning such reports;

                  -- Any material accounting issues identified by management, or the independent public accountants;

                  --    Any related party transactions;

                  -- Other matters required to be communicated by the independent public accountants to the Committee under generally accepted auditing standards, as amended; and

                  -- Quarterly results and required communications prior to any interim filings with the SEC.

            o Review with management and the independent public accountants such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulators.

            o Ensure that the Company's independent public accountants submit on a periodic, but not less than annual, basis to the Committee a written statement delineating all relationships between the accountants and the Company, and discuss with the accountants any disclosed relationships that may impact the objectivity and independence of the accountants with the objective of ensuring the continuing objectivity and independence of the accountants.

            o Meet annually with counsel when appropriate to review legal and regulatory matters, if any, that could have a material impact on the financial statements.

            o Make a periodic, but not less than annual, self-assessment of the Committee, including a review of the Charter, using assessment tools available through third parties or developed internally.

      The Committee shall also undertake such additional activities within the scope of its primary function as the Committee from time to time determines. The Committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation.

                                   APPENDIX B

                           STRATEGIC DIAGNOSTICS INC.
                            2000 STOCK INCENTIVE PLAN

                       (As amended through March 16, 2001)

SECTION 1. General Purpose of the Plan: Definitions.

      The name of the plan is the Strategic Diagnostics Inc. 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and advisors of Strategic Diagnostics Inc. (the "Company") and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, promulgated under Section 16 of the Exchange Act. Any Options issued pursuant to the Plan are intended to constitute either Incentive Stock Options, or Non-Qualified Stock Options, as determined by the Committee, or the Board, if no Committee has been appointed, at the time of Award, as specified in the instrument(s) evidencing the Award.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Awards and Performance Share Awards.

      "Board" means the Board of Directors of the Company.

      "Cause" means and shall be limited to a vote of the Board resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

      "Change of Control" is defined in Section 12 hereof.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" shall mean the Committee appointed by the Board in accordance with Section 2(a) of the Plan, if one is appointed.

      "Disability" means disability as set forth in Section 22(e)(3) of the Code.

      "Effective Date" means the date on which the Plan is approved by shareholders.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

      "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded. In the absence of an established market for the Stock, the Fair Market Value of a share of Stock shall be determined by the Board or the Committee, in its sole and absolute discretion.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each "Non-Employee Director" also be an "outside director" as that term is defined in regulations under Section 162(m) of the Code.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Performance Share Award" means any Award granted pursuant to Section 7.

      "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

      "Stock Award" means any Award granted pursuant to Section 6.

      "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

      "Substitute Award" means any Award granted pursuant to Section 3(d).

SECTION 2. Administration of Plan: Board Authority to Select Participants and
           Determine Awards.

            (a) Administration. The Plan will be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two members of the Board to administer the Plan on behalf of the Board; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, all members of any Committee established pursuant to this Section 2(a) will be Non-Employee Directors. If the Board appoints a Committee pursuant to this Section 2(a), that Committee will possess all of the power and authority of, and will be authorized to take any and all actions required to be taken hereunder by, the Board, subject to such terms and conditions as the Board may prescribe.

      Members of any Committee established pursuant to this Section 2(a) will serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself.

      From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            (b) Powers of the Board. The Board shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the officers, other employees, directors, consultants and advisors of the Company and its Subsidiaries to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more participants;

                  (iii) to determine the number of shares to be covered by any Award;

                  (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

                  (v) to accelerate the exercisability or vesting of all or any portion of any Stock Option;

                  (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised;

                  (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Board) or dividends or deemed dividends on such deferrals; and

                  (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

            (c) Effect of the Board's or Committee's Decision. All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan participants.

            (d) Limitation of Liability. No member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

SECTION 3. Shares Issuable under the Plan; Merger; Substitution.

            (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan is 3.2 million shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

            (b) Section 162(m) Limit on Shares Issuable. The maximum aggregate number of shares of Stock that may be subject to Awards granted within any fiscal year of the Company to any "covered employee" as defined in Section 162(m) of the Code is 150,000.

            (c) Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Board shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Board in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Board deems equitable in the circumstances).

            (d) Substitute Award. The Board may grant Substitute Awards under the Plan in substitution for stock and stock based awards held by persons who are or were directors, officers or employees of another corporation which merges or consolidates with, or the stock or property of which other corporation is acquired by, the Company or a Subsidiary. The Board may direct that the Substitute Awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

SECTION 4. Eligibility.

      Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Board, in its sole discretion. Non-Employee Directors, consultants and advisors are also eligible to participate in the Plan to the extent provided in Sections 5(c) and (d) below.

SECTION 5. Stock Options.

      Any Stock Option granted under the Plan shall be in such form as the Board may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      No Incentive Stock Option shall be granted under the Plan after ten years from the date of shareholder approval of the authorized shares to which such Option shall relate.

            (a) Stock Options Granted to Employees. The Board in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

                  (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Board at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 25% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Board, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                  (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board at or after the grant date. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                        (A) In cash, by certified or bank check or other instrument acceptable to the Board;

                        (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Board in its discretion, and only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                        (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure, and such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Payment instruments will be received subject to collection.

      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

                  (v) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (vi) Termination by Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, any Stock Option granted pursuant to this Section 5(a) may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Board shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

                  (vii) Termination by Reason of Disability.

                        (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Board shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                        (B) The Board shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability.

                        (C) Except as otherwise provided by the Board at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period for 180 days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                  (viii) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion provide that such stock option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                  (ix) Other Termination. Unless otherwise determined by the Board, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Board shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                  (x) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that all of any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

                  (xi) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

            (b) Reload Options. At the discretion of the Board, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 1(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

            (c) Stock Options Granted to Non-Employee Directors. The Board in its discretion may grant Non-Qualified Stock Options to Non-Employee Directors of the Company. Stock Options granted to Non-Employee Directors pursuant to this
Section 5(c) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

                  (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(c) shall be determined by the Board at the time of grant, but shall not be less than 25% of Fair Market Value on the date of grant.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Board.

                  (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board at or after the grant date. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                        (A) In cash, by certified or bank check or other instrument acceptable to the Board;

                        (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Board in its discretion, and only to the extent that such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                        (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure, and such an exercise of the Option would not result in an accounting compensation charge with respect to the shares used to pay the purchase price. Payment instruments will be received subject to collection.

      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

                  (v) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (vi) Termination by Death. If any optionee's service as a member of the board of directors to the Company or its Subsidiaries terminates by reason of death, any Stock Option granted pursuant to this Section 5(c) may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Board shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

                  (vii) Termination by Reason of Disability.

                        (A) Any Stock Option held by an optionee whose service as a member of the board of directors to the Company or its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Board shall specify at any time) from the date of such termination of service, or until the expiration of the stated term of the Option, if earlier.

                        (B) The Board shall have sole authority and discretion to determine whether a participant's service has been terminated by reason of Disability.

                        (C) Except as otherwise provided by the Board at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period for 180 days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                  (viii) Termination for Cause. If any optionee's service as a member of the board of directors to the Company or its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Board may, in its sole discretion, provide that such stock option can be exercised for a period of up to 30 days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

                  (ix) Other Termination. Unless otherwise determined by the Board, if an optionee's service as a member of the board of directors to the Company or its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three months (or such longer period as the Board shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

                  (x) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

            (d) Stock Options Granted to Consultants and Advisors.

                  (i) Grant of Options. The Board in its discretion may grant Non-Qualified Stock Options to any individual who is rendering services as a consultant, advisor or other independent contractor to the Company.

                  (ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(d) shall be determined by the Board at the time of grant, but shall not be less than 25% of the Fair Market Value of the Stock on the date the Stock Option is granted.

                  (iii) Exercise; Termination; Non-transferability.

                        (A) No Option granted under this Section 5(d) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the consultant or advisor because of Disability or death. No Option issued under this Section 5(d) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                        (B) The rights of a consultant or advisor in an Option granted under Section 5(d) shall terminate three months after such consultant or advisor ceases to act as such on the behalf of the Company or the specified expiration date, if earlier; provided, however, that if the consultant or advisor ceases to serve as such on behalf of the Company for Cause, the rights shall terminate immediately on the date on which he ceases to be a consultant or advisor.

                        (C) No Stock Option granted under this Section 5(d) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee's lifetime only by the optionee. Any Option granted to a consultant or advisor and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of 180 days from the date of death or until the expiration of the stated term of the option, if earlier.

                        (D) Options granted under this Section 5(d) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (iv) Limited to Consultants or Advisors. The provisions of this Section 5(d) shall apply only to Options granted or to be granted pursuant to this Section 5(d) to consultants or advisors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under Sections 5(a), (b) or (c) of this Plan. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(d) shall govern the rights and obligations of the Company and consultants or advisors respecting Options granted or to be granted to consultants or advisors pursuant to this Section 5(d).

SECTION 6. Stock Awards.

            (a) Nature of Stock Award. The Board may grant Stock Awards to any employees of the Company or any Subsidiary. A Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Board, shares of Stock subject to such restrictions and conditions, if any, as the Board may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of preestablished performance goals and objectives. In addition, a Stock Award may be granted to an employee by the Board in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

            (b) Acceptance of Award. A participant who is granted a Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Board may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Board in an amount equal to the specified purchased price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Stock Award in such form as the Board shall determine.

            (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Stock including voting and dividend rights, subject to any non-transferability restrictions and Company repurchase or forfeiture rights described in this
Section 6 and subject to such other conditions contained in the written instrument evidencing the Stock Award. Unless the Board shall otherwise determine, certificates evidencing shares of Stock subject to restrictions shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

            (d) Restrictions. Shares of Stock which are issued under restrictions established by the Board may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, and for Cause), the Company shall have the right, at the discretion of the Board, to repurchase shares of the Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Stock Award).

            (e) Vesting of Stock. The Board at the time of grant may specify the date or dates and/or the attainment of preestablished performance goals, objectives and other conditions on which the non-transferability of the Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be restricted and shall be deemed "vested."

            (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Stock.

SECTION 7. Performance Share Awards.

            (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Board in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

            (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

            (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Board).

            (d) Termination. Except as may otherwise be provided by the Board at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability and for Cause).

            (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or, subject to Section 10, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 8. Tax Withholding.

            (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

            (b) Payment in Shares. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9. Transfer, Leave of Absence, Etc.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

            (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

            (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

SECTION 10. Amendments and Termination.

      The Board may at any time amend or discontinue the Plan and may at any time amend or cancel any outstanding Award (or provide substitute awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, subject to the right of the Board to grant Substitute Awards as set forth in Section 3(d)) for the purpose of satisfying changes in law or for any other lawful purpose; provided, however, that no such action shall adversely affect rights under any outstanding Award without shareholder's consent.

SECTION 11. Status of Plan.

      With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 12. Change of Control Provisions.

            (a) Upon the occurrence of a Change of Control as defined in this
Section 12 then, notwithstanding any provision to the contrary in this Plan, (i) each Award shall continue in full force and effect in accordance with its terms except that if the Company is not the surviving corporation in connection with such Change in Control, the surviving corporation shall issue a new award (a "New Award") providing that the holder of an Award shall have the right to receive under the New Award, in lieu of each share of Common Stock theretofore issued under the Award, the kind and amount of shares of stock, other securities, money and property receivable in connection with such Change in Control by a holder of one share of Common Stock, and (ii) in the event of termination of employment of a holder of any Award or New Award for any reason within one year after the occurrence of such Change in Control, such holder shall automatically have the right to exercise all of the Options which are not then exercisable and any restrictions or conditions on all Stock Awards and Performance Share Awards held by such holder shall automatically be deemed waived.

            (b) "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) persons who, as of the Effective Date, constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

                  (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

            (c) Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other voting securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 50% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 50% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause
(x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 13. General Provisions.

            (a) No Distribution Compliance with Legal Requirements. The Board may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Board may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

            (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

            (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

            (d) Notices. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on the instrument evidencing his or her Award, or at such other address as such participant may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received.

SECTION 14. Effective Date of Plan.

      The Plan (formerly the EnSys Environmental Products, Inc. 1995 Stock Incentive Plan) is herein amended and restated as the Strategic Diagnostics Inc. 2000 Stock Incentive Plan, subject to approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of shareholders.

SECTION 15. Information to Participants.

      The Company, upon request, shall provide without charge to each participant under the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

SECTION 16. Availability of Plan.

      A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

SECTION 17. Invalid Provisions.

      In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provision contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 18. Governing Law.

      This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.

             DATE APPROVED BY THE BOARD OF DIRECTORS: March 24, 1999

                DATE APPROVED BY THE SHAREHOLDERS: April 27, 1999

                     EFFECTIVE DATE OF PLAN: April 27, 1999

                           STRATEGIC DIAGNOSTICS INC.
                               111 Pencader Drive
                             Newark, Delaware 19702

                 Annual Meeting of Stockholders - April 24, 2001
               Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Richard J. Defieux and Stephen O. Jaeger as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2000 Annual Meeting of Stockholders of STRATEGIC DIAGNOSTICS INC. to be held at the Christiana Hilton, 100 Continental Drive, Newark, Delaware 19713, on Tuesday, April 24, 2001, at 10:00 a.m. local time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as set forth in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?
-------------------------                        -----------------------------
-------------------------                        -----------------------------
-------------------------                        -----------------------------

STRATEGIC DIAGNOSTICS INC.      1. Election of Class I Directors

                                                               With-    For All
                                                        For    held     Except
RECORD DATE SHARES:             Richard C. Birkmeyer    |_|     |_|       |_|
                                Kathleen E. Lamb
                                Morton Collins
                                Grover C. Wrenn

                                NOTE: If you do not wish your shares voted
                                "For" a particular nominee, mark the "For
                                All Except" box and strike a line through the nominee's (s') name(s). Your shares will be voted for the remaining nominee(s).

                                2. Amendment of the 2000 Stock Incentive Plan

|X|   PLEASE MARK VOTES                For       Against     Abstain
      AS IN THIS EXAMPLE               |_|         |_|         |_|

                                Please be sure to sign and date this Proxy.
                                In their discretion, the proxies are
                                authorized to vote upon any other business that may properly come before the meeting or at any adjournment thereof.

                                Date
-----------------------------       ------------------------------
Stockholder sign here

                                Date
-----------------------------       ------------------------------
Co-owner sign here
                                Mark box at right if an address change or    |_|
                                comment has been noted on the reverse side of this card.

DETACH CARD                                                          DETACH CARD

                           STRATEGIC DIAGNOSTICS INC.

Dear Stockholder,

Please take note of the important information regarding the Company's management and financial results enclosed with this Proxy Ballot.

Your votes on the election of the Company's directors is important and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on April 24, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Strategic Diagnostics Inc.


                                      -2-